OPTIKA INC.
                     1994 STOCK OPTION/STOCK ISSUANCE PLAN

                   As Restated and Amended through May 2000


                                  ARTICLE ONE
                                    GENERAL


     1.     PURPOSE OF THE PLAN

            This 1994 Stock Option/Stock Issuance Plan, as amended and restated, is intended to promote the interests of Optika Inc., a Delaware corporation, by providing eligible individuals with the opportunity to obtain an equity interest, or otherwise increase their equity interest, in the Corporation. This Plan shall serve as the successor equity incentive program to the Corporation's 1992 Stock Plan.

   II.      DEFINITIONS

            For the purposes of this Plan, the following definitions shall be in effect:

            Automatic  Option  Grant  Program:   the  automatic  option  grant
program in effect under the Plan.

            Board:  the Corporation's Board of Directors.

            Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

            - the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

            - a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board; provided, however, that a change in the composition of the Board pursuant to Section 4.3.1(b) or Section
      4.3.6 of the Corporation's Amended and Restated Articles of Incorporation shall not constitute a Change in Control.

            Code:  the Internal Revenue Code of 1986, as amended.

            Committee: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

            Common Stock:  shares of the Corporation's common stock.

            Corporate     Transaction:     either     of     the     following
stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

            Corporation:   Optika  Inc.,  a  Delaware  corporation,   and  its
successors.

            Discretionary Option Grant Program: the discretionary option grant program in effect under the Plan.

            Eligible  Director:   a  non-employee  Board  member  eligible  to
participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Section V of Article One.

            Employee: an individual who performs services while in the employ of the Corporation (or any Parent or Subsidiary) subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

            Exercise Date: the date on which the Corporation shall have received written notice of the option exercise.

            Fair Market Value: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

            - If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            -     If the Common  Stock is at the time listed or admitted
      to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

            - If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

            - For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

            Hostile Take-Over: a change in ownership of the Corporation effected through the following transaction:

            - the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

            - the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than Section 16 Insiders.

            Incentive   Option:   a   stock   option   which   satisfies   the
requirements of Code Section 422.

            Involuntary Termination: the termination of the Service of any Optionee or Participant which occurs by reason of:

            - such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

            - such individual's voluntary resignation following (i) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than ten percent (10%) in the aggregate or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

            Misconduct: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary) or any other intentional misconduct by such individual adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any Parent or Subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation.

            1934 Act:  the Securities Exchange Act of 1934, as amended.

            Non-Statutory Option: a stock option not intended to meet the requirements of Code Section 422.

            Optionee: a person to whom an option is granted under the Option Grant Program.

            Parent: Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            Participant: a person who is issued Common Stock under the Stock Issuance Program.

            Permanent Disability or Permanently Disabled: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

            Plan: the Corporation's 1994 Stock Option/Stock Issuance Plan, as amended and restated and set forth in this document.

            Plan Effective Date: August 12, 1994, the date on which the Plan was adopted by the Board.

            Plan Administrator: either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

            Predecessor Plan:  the Corporation's 1992 Stock Plan.

            Salary Investment Option Grant Program: the salary reduction grant program in effect under the Plan.

            Section 12(g) Registration Date: July 25, 1996, the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act became effective.

            Section 16 Insider: an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

            Service: the performance of services on a periodic basis for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

            Stock Issuance Program: the stock issuance program in effect under the Plan.

            Subsidiary: any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            Taxes: the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

            10%  Stockholder:  the owner of stock (as  determined  under  Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary.

            Take-Over Price: the greater of (a) the Fair Market Value per share of Common Stock on the date the particular option to purchase such stock is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, then the Take-Over Price shall not exceed the clause (a) price per share.

            Underwriting Agreement: the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

            Underwriting   Date:   July 25,   1996,  the  date  on  which  the
Underwriting Agreement was executed and priced in connection with the initial public offering of the Common Stock.

  III.      STRUCTURE OF THE PLAN

            A.    The  Plan  shall  be  divided  into  four  separate   equity
programs:

                  (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                  (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

                  (iii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special below-market option grants, and

                  (iv)  the   Automatic   Option  Grant  Program  under  which
      eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

            B. The Discretionary Option Grant and Stock Issuance programs became effective on the Plan Effective Date. The Salary Investment Option Grant Program shall become effective when implemented by the Plan Administrator. The Automatic Option Grant Program shall become effective on the Underwriting Date.

            C. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

   IV.      ADMINISTRATION OF THE PLAN

            A.    Until   the   Section   12(g)    Registration    Date,   the
Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board or the Committee. From and after such Section 12(g) Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered solely and exclusively by the Committee. No non-employee Board member shall be eligible to serve on the Committee if such individual has, within the relevant period designated below, received an option grant or direct stock issuance under this Plan or any other stock plan of the Corporation (or any Parent or Subsidiary):

                  - for each of the initial members of the Committee, the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Committee, or

                  - for any successor or substitute member, the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Committee.

            B. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

            C. The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Programs, or any outstanding option grant or share issuance thereunder.

            D. Administration of the Salary Investment Option Grant and Automatic Option Grant Programs shall be self-executing in accordance with the terms of each such program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

    V.      ELIGIBILITY

            A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                     (i)      Employees,

                    (ii) non-employee members of the Board (other than those serving as members of the Committee) or the board of directors of any Parent or Subsidiary, and

                   (iii) consultants who provide services to the Corporation (or any Parent or Subsidiary).

            B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

            C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

            D. Only Section 16 Insiders and other highly compensated Employees shall be eligible to participate in the Salary Investment Option Grant Program.

            E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Underwriting Date (ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. However, Messrs. Gett and King, who each received an option grant under the Discretionary Option Grant Program of the Plan prior to the Underwriting Date shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Underwriting Date. In addition, a non-employee Board member who has
previously   been  in  the  employ  of  the  Corporation  (or  any  Parent  or
Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

   VI.      STOCK SUBJECT TO THE PLAN

            A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the ten
(10)-year term of the Plan shall not exceed 4,029,378*/ shares, subject to adjustment from time to time in accordance with the provisions of this
Section VI. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the Predecessor Plan as last approved by the stockholders, plus (ii) an increase of 520,000*/ shares authorized by the Board as of the Plan Effective Date and subsequently approved by the Corporation's stockholders, plus (iii) an additional increase of 200,000 shares authorized by the Board on November 8, 1995, and approved by the Corporation's stockholders in February 1996, plus (iv) an additional increase of 750,000 shares approved by the Board in February 1996 and by the Corporation's stockholders in June 1996, plus (v) an additional increase of 206,721 shares effected on January 2, 1998 pursuant to Section VI.B below, plus (vi) an additional increase of 213,427 shares effected on January 4, 1999 pursuant to Section VI.B below, plus (vii) an additional increase of 219,230 shares effected in January 2000 pursuant to Section VI.B below, plus
(viii) an additional increase of 600,000 shares approved by the Board on March 6, 2000 and by the Corporation's stockholders on May 10, 2000. As one or more outstanding options under the Predecessor Plan which have been incorporated into this Plan are exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan. In addition, the share reserve under the Plan shall be reduced on a share-for-share basis for each share of Common Stock issued under the Corporation's Special Stock Option/Stock Purchase Plan, pursuant to which a maximum of 80,000 shares of Common Stock have been reserved for issuance to service providers of the Corporation's Business Solution Partner Companies.

            B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each of the 1998 through the 2002 calendar years, by an amount equal to three percent (3%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. Beginning with the 2000 calendar year, in no event may such annual increase exceed 300,000 shares. For the 1998 and 1999 calendar years, no Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

            C. In no event may any one individual participating in the Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

            D.    Should  one or more  outstanding  options  under  this  Plan
(including   options   incorporated  from  the  Predecessor  Plan)  expire  or
terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

            E. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan,
(ii) the maximum number and/or class of securities for which the share reserve is to increase automatically on the first trading day of each of the 1998 through 2002 calendar years, (iii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate under this Plan per calendar year,
(iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and price per share in effect under each option outstanding under the Plan and
(vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the
Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM


    I.      TERMS AND CONDITIONS OF OPTIONS

        Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options.
Individuals who are not Employees of the Corporation or its Parent or Subsidiary may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

            A.    Option Price.
                  ------------

                  1. The option price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                     (i) The option price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                    (ii) The option price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

                  2. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four, be payable as follows:

                     (i) in cash or check made payable to the Corporation,

                    (ii) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                   (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  3.    Except  to  the  extent   such  sale  and   remittance
procedure is utilized, payment of the option price for the purchased shares must be made on the Exercise Date.

            B.    Term and  Exercise of Options.  Each  option  granted  under
                  -----------------------------
this Plan shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years measured from the grant date. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime pursuant to a Domestic Relations Order or to one or more members of Optionee's family or a trust established for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be as set forth in such documents issued to the Assignee as the Plan Administrator may deem appropriate.

            C.    Termination of Service.
                  ----------------------

                  1. Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

               (i) Should the Optionee cease to remain in Service for any reason other than death or Permanent Disability, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

              (ii)      Should  such  Service  terminate  by  reason  of
      Permanent Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

             (iii) Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve
      (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

              (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

               (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

              (vi) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                  2.    The   Plan    Administrator    shall   have   complete
discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

                  -     to  extend  the  period  of time for  which  the
      option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term; and/or

                  - to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable had such cessation of Service not occurred.

            D.    Stockholder  Rights.  An Optionee  shall have no stockholder
                  -------------------
rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price for the purchased shares and become the record holder of those shares.

            E.    Unvested  Shares.  The  Plan  Administrator  shall  have the
                  -----------------
discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the option price paid per share, any or all of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right. All outstanding repurchase rights under the Plan shall terminate automatically upon the occurrence of any Corporate Transaction, except to the extent the repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

   II.      INCENTIVE OPTIONS

            Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six of the Plan shall be applicable to all Incentive Options granted hereunder. Any Options specifically designated as Non-Statutory shall not be subject to such terms and conditions.

            A.    Dollar   Limitation.   The   aggregate   Fair  Market  Value
                  --------------------
(determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its Parent or Subsidiary) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

            B.    10%  Stockholder.  If any  individual  to whom an  Incentive
                  -----------------
Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date and the option term shall not exceed five (5) years measured from the grant date.

  III.      CORPORATE TRANSACTION/CHANGE IN CONTROL

            A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with such Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of such Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, upon an Optionee's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within eighteen (18) months after a Corporate Transaction in which his or her outstanding options are assumed or replaced pursuant to clause (i) above, each such option shall automatically accelerate and become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. The option as so accelerated shall remain exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the date of such Involuntary Termination. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

            B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate
Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            C. Immediately following the consummation of a Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

            D.    Each  outstanding  option  under  this  Article  Two that is assumed in connection with a Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of such Corporate Transaction shall be appropriately adjusted.

            E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the Optionee's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within a specified period following such Change in Control.

            F. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option in accordance with Section V of this Article Two.

            G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            H.    The portion of any Incentive Option  accelerated  under this
Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

   IV.      CANCELLATION AND REGRANT OF OPTIONS

            The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plan incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than (i) one hundred percent (100%) of the Fair Market Value on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of an Incentive Option grant to a 10% Stockholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.


   V.    STOCK APPRECIATION RIGHTS

            A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

            B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

            C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

            D.    One  or  more   Section  16   Insiders   may,  in  the  Plan
Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over at a time when the Corporation's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, each such officer holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.


            E.    The   shares  of  Common   Stock   subject   to  any  option
surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent issuance under the Plan.

                                 ARTICLE THREE

                            STOCK ISSUANCE PROGRAM


    I.      TERMS AND CONDITIONS OF STOCK ISSUANCES

            Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement that complies with the terms and conditions of this Article Three.

            A.    Consideration.
                  -------------

                  1. Shares of Common Stock may be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                     (i)      full   payment   in  cash  or  check  made
      payable to the Corporation's order;

                    (ii)      a   promissory   note   payable   to   the
      Corporation's order in one or more installments; or

                   (iii) past services rendered to the Corporation or any Parent or Subsidiary.

                  2. The shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

            B.    Vesting Provisions.
                  ------------------

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance (as a bonus for past services) or may vest in one or more installments over the Participant's period of Service or the Corporation's attainment of performance milestones. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                     (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

                    (ii) the number of installments in which the shares are to vest,

                   (iii) the interval or intervals (if any) which are to lapse between installments, and

                    (iv)      the   effect   which   death,    Permanent
      Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

                  2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then the Corporation shall have the right to require the Participant to surrender those shares immediately to the Corporation for cancellation, and the Participant shall cease to have any further stockholder rights with respect to the surrendered shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                  4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

   II.      CORPORATE TRANSACTION/CHANGE IN CONTROL

            A. All of the Corporation's outstanding repurchase rights under this Article Three shall automatically terminate upon the occurrence of a Corporate Transaction, except to the extent the Corporation's outstanding repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction. However, any assigned repurchase rights covering the unvested shares held by a Participant under this Article Three shall immediately terminate should there occur an Involuntary Termination of that Participant's Service (other than for Misconduct) within eighteen (18) months after such Corporate Transaction.

            B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the shares are issued under this Article Three or at any time while those shares remain outstanding, to provide for the automatic termination of the Corporation's repurchase rights with respect to those shares should there occur a Change in Control. The Plan Administrator shall also have full power and authority to condition the termination of those repurchase rights upon the Participant's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within a specified period following such Change in Control.

  III.      SHARE ESCROW/TRANSFER RESTRICTIONS

            A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares.

            B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Three, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Stock Issuance Agreement applicable to the gifted shares.

                                 ARTICLE FOUR

                    SALARY INVESTMENT OPTION GRANT PROGRAM

    I.      OPTION GRANTS

            The Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files a proper salary reduction authorization shall automatically be granted an option under this Salary Investment Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect.

   II.      OPTION TERMS

            Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

            A.    Exercise Price.
                  --------------

                  1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B.    Number  of  Option  Shares.  The  number of shares of Common
                  --------------------------
Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                  X = A divided by (B x 66-2/3%), where

                  X is the number of option shares,

                  A is the dollar amount by which the Optionee's base salary is to be reduced for the calendar year, and

                  B is the Fair Market Value per share of Common Stock on the option grant date.

            C.    Exercise  and  Term of  Options.  The  option  shall  become
                  --------------------------------
exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

            D.    Effect  of  Termination  of  Service.  Should  the  Optionee
                  -------------------------------------
cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

  III.      CORPORATE TRANSACTION/CHANGE IN CONTROL

            A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

            B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

            C. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            III.  REMAINING TERMS

            The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE FIVE

                        AUTOMATIC OPTION GRANT PROGRAM


    I.      OPTION TERMS

            A.    Grant  Dates.  Option  grants  shall  be made  on the  dates
                  ------------
specified below:

                  1. Each individual who is serving as a non-employee Board member on the Underwriting Date, other than Messrs. King and Gett, who each received an option under the Discretionary Option Grant Program upon his respective appointment to the Board prior to the Underwriting Date, shall automatically be granted, on such date, a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

                  2. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                  3. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director (including those individuals first appointed on or after April 1, 1996 but prior to the Underwriting Date) whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 2,500-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

            B.    Exercise Price.
                  --------------

                  1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2.    The exercise  price shall be payable in one or more of
the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            C.    Option  Term.  Each  option  shall  have a term of ten  (10)
                  ------------
years measured from the option grant date.

            D.    Exercise  and  Vesting  of  Options.  Each  option  shall be
                  -----------------------------------
immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual 2,500-share grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

            E.    Termination  of  Board  Service.  The  following  provisions
                  -------------------------------
shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                     (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                    (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                   (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                    (iv)      In  no  event  shall  the  option   remain
      exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

   II.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

            B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

            C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

            D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

            E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  III.      AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

            The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

   IV.      REMAINING TERMS

            The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX

                                 MISCELLANEOUS


    I.      LOANS OR INSTALLMENT PAYMENTS

      A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by:

                  (i)   authorizing   the   extension   of  a  loan  from  the
      Corporation to such Optionee or Participant, or

                  (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years.

      B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such option price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

      C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this Section I shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may in its discretion deem appropriate.

   II.      AMENDMENT OF THE PLAN AND AWARDS

            A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may be made with stockholder approval pursuant to applicable laws or regulations.

            B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and
(ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

  III.      TAX WITHHOLDING

            A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of any stock options granted under Article Two or upon the issuance of any shares under Article Three shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

            B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                  Stock  Withholding:  The  election  to have the  Corporation
                  ------------------
withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  Stock   Delivery:   The   election   to   deliver   to   the
                  -----------------
Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

   IV.      EFFECTIVE DATE AND TERM OF PLAN

            A.    The Plan  originally  became  effective upon its adoption by the Board on August 12, 1994 and was approved by the Corporation's stockholders on October 10, 1994. The Plan is designed to serve as the successor to the Corporation's 1992 Stock Plan. No further option grants or stock issuances shall be made under the Predecessor Plan from and after the Plan Effective Date.

            B. On November 22, 1994, the Corporation effected a four-for-one split of the outstanding Common Stock. On November 8, 1995 the Board adopted a 200,000-share increase in the maximum number of shares of Common Stock issuable over the term of the Plan. The increase was approved by the Corporation's stockholders in November 1995.

            C. In February 1996, the Board amended the Plan to (i) increase the maximum number of shares of Common Stock issuable over the term of the Plan by 750,000 shares to 2,790,000 shares and (ii) increase the maximum number of shares of Common Stock for which any one participant in the Plan may receive option grants, separately exercisable stock appreciation rights and direct stock issuances in the aggregate from 500,000 shares over the term of such plan to 500,000 shares per calendar year, beginning with the 1996 calendar year. On May 21, 1996, in anticipation of the initial public offering of the Common Stock, the Board further amended and restated the Plan to (i) provide for the immediate termination of options granted after such date in the event of the Optionee's termination of Service for misconduct,
(ii) provide for automatic increases in the maximum number of shares of Common Stock reserved for issuance under the Plan to be effected on the first trading day in each of the 1998 and 1999 calendar years, and (ii) implement the Automatic Option Grant and Salary Investment Option Grant Programs. The restatement was approved by the Corporation's stockholders in June, 1996. The Board amended the Plan again in March 1999 (i) to extend the automatic increases in the maximum number of shares of Common Stock reserved for issuance under the Plan to the 2000, 2001 and 2002 calendar years, (ii) to allow non-statutory stock options to be transferred in certain circumstances, and (iii) to amend the provisions regarding the stockholder approval for amendments to the Plan. These amendments were approved by the Corporation's stockholders on May 20, 1999. The Board further amended the Plan in March 2000, subject to approval by the stockholders, to increase the number of shares authorized for issuance under the Plan by 600,000 shares. This amendment was approved by the Corporation's stockholders on May 10, 2000.

            D. Each stock option grant outstanding under the Predecessor Plan immediately prior to the Plan Effective Date was incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. However, the Plan Administrator shall have complete discretion to extend, under such circumstances as it may deem appropriate, one or more provisions of this Plan to any or all of the stock options which are incorporated into this Plan from the Predecessor Plan but which do not otherwise contain such provisions.

            E. The provisions of each restatement and amendment of the Plan apply only to stock options and stock appreciation rights granted under the Plan and stock issuances made under the Plan from and after the effective date of such restatement or amendment. All stock options and stock appreciation rights issued and outstanding under the Plan and all stock issuances effected immediately prior to such effective date shall continue to be governed by the terms and conditions of the Plan (and the respective instruments evidencing each such option, stock appreciation right or stock issuance) as in effect on the date each such option or stock appreciation right was previously granted or such stock issuance was made, and nothing in any such restatement or amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock appreciation rights with respect to their acquisition of shares of Common Stock under such options or their exercise of such stock appreciation rights or the rights or obligations of the individuals to which such shares of Common Stock have been issued.

            F. The Plan shall terminate upon the earlier of (i) August 11, 2004 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or stock appreciation rights granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such option grants or share issuances.

    V.      NO EMPLOYMENT/SERVICE RIGHTS

            Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any Parent or Subsidiary) for any period of specific duration, and the Corporation (or any Parent or Subsidiary retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

   VI.      USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

  VII.      REGULATORY APPROVALS

            The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

*/ Adjusted for the 4-for-1 split of the Common Stock effected on November 22, 1994.